UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2021

Globis Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39786	85-2703418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 W. Camino Real, Suite 302-48 Boca Raton, Florida	33433
(Address of principal executive offices)	(Zip Code)

(212) 847-3248

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one share of Common Stock	GLAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GLAQ	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	GLAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 10, 2021, Globis Acquisition Corp. (the “Company”) drew down $1,150,000 under an unsecured promissory note (the “Note”) that was previously issued to Globis SPAC LLC, the Company’s initial public offering sponsor (the “Sponsor”). The proceeds from the draw down have been deposited into the Company’s trust account in order to extend the period of time the Company has to complete its initial business combination (the “completion window”). As a result, the completion window was extended by 3 months from the current deadline of December 15, 2021 until March 15, 2022. The Company’s stockholders are not entitled to vote on or redeem their shares in connection with such extension of the completion window. The Note does not bear interest and matures upon closing of a business combination by the Company.

Item 8.01 Other Events.

On December 10, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the completion window was extended until March 15, 2022 because the Sponsor has timely deposited $1,150,000 in the Company’s trust account.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 10, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBIS ACQUISITION CORP.

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Chief Executive Officer and Chief Financial Officer

Date: December 10, 2021